Exhibit 99.1

                   FIRST AMENDMENT TO RESTRUCTURING AGREEMENT

     This First Amendment to Restructuring Agreement (this "Amendment"), dated as of May 10, 2000, is entered into by and between Safety Components International, Inc. ("SCI"), a Delaware corporation (and collectively with its nine direct and indirect subsidiaries and affiliates(1) "Safety Components"), and each of the undersigned holders or investment managers or advisors for certain discretionary accounts that are holders or beneficial owners (each, a "Consenting Holder" and collectively, the "Consenting Holders") of SCI's 10 1/8% Senior Subordinated Notes due 2007, Series B (the "Notes") issued under that certain indenture (the "Indenture") dated as of July 24, 1997, between SCI, several SCI direct and indirect subsidiaries, and IBJ Schroder Bank & Trust Company, as Trustee. SCI and the Consenting Holders, along with Robert A. Zummo, are parties to that certain Restructuring Agreement, dated April 6, 2000(as amended, modified, or supplemented from time to time, the "Agreement"). This Amendment amends the Agreement.

     Section 1. Definitions. All capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Agreement.

     Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 hereof, but effective as of the date hereof, the Agreement shall be amended as follows:

     2.01. References in the Agreement (including references in the Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Agreement as amended hereunder.

     2.02. Clauses (a) through (d) of the definition of "Consenting Holders Termination Event" in Section 10 of the Agreement shall be deleted in their entirety and the following inserted in lieu thereof:


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(1)  These entities are: Safety Components Fabric Technologies, Inc., Automotive
     Safety Components International, Inc., ASCI Germany (DE) Inc., ASCI
     Holdings UK (DE) Inc., ASCI Holdings Mexico (DE) Inc., ASCI Holdings Czech
     (DE) Inc. (collectively, the "Core Subsidiaries"); Valentec International Corporation LLC, Valentec Systems, Inc., and Galion, Inc.



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     (a)  the Petitions shall not have been filed on or before April 10, 2000
          (the date of such filings, the "Petition Date");

     (b)  the Plan shall not have been filed on or before June 12, 2000;

     (c) the Plan shall not have been confirmed by the Bankruptcy Court in accordance with its terms on or before August 28, 2000;

     (d) the Plan shall not have been consummated in accordance with its terms on or before September 30, 2000;

     2.03. The definition of "Consenting Holders Termination Event" in Section 10 of the Agreement shall be further amended by adding the following paragraph after clause (n) in such definition:

     Notwithstanding the deadlines set forth in clauses (b), (c) and (d) above in the definition of "Consenting Holders Termination Event", a Consenting Holders Termination Event shall be deemed to have occurred if (x) SCI shall not have delivered its business plan to the attorneys or financial advisors for the official committee of unsecured creditors appointed in the Chapter 11 Cases (the "Committee") on or prior to May 25, 2000, or (y) SCI shall not have delivered its reorganization or enterprise valuation to the attorneys or financial advisors for the Committee on or prior to May 31, 2000.

     Section 3. Precedent. This Amendment shall become effective upon the its execution by the Consenting Holders (as defined in the Agreement) and SCI.

     Section 4. Miscellaneous. Except as herein provided, the Agreement shall remain unchanged and in full force and effect. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.

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THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF
THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, each of the parties below has caused a counterpart of this Amendment to be executed and delivered by its duly authorized officer as of the date first above written.

                    Safety Components International, Inc., on behalf of
                       itself and each of its affiliates and subsidiaries,


                    By: /s/ John C. Corey
                       ---------------------------
                    Name:  John C. Corey
                    Title: Chief Operating Officer
                    40 Emory Street
                    Greenville, SC 29605

                    Telephone: (864) 240-2727
                    Facsimile: (864) 240-2726

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                    CONSENTING HOLDER:

                    SUN AMERICA INVESTMENTS on behalf of the following holders of Notes: SunAmerica Inc.; Anchor National Life Insurance Company; SunAmerica Life Insurance Company; First SunAmerica Life Insurance Company:



                    By: /s/ Kevin Buckle
                    Name: Kevin Buckle
                    Title: Authorized Agent
                    1 Sun America Center
                    Los Angeles, CA 90067

                    Telephone: (310) 772-6113
                    Facsimile: (310) 772-6397

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                    CONSENTING HOLDER:

                    AIG on behalf of the following holders of Notes:
                       America Home Assurance Company; Commerce and Industry
                         Insurance Company; ad National Union Fire Insurance Company of Louisiana:



                    By: /s/ Elizabeth M. Tuck
                    Name: Elizabeth Tuck
                    Title: Secretary

                    c/o Michelle A. Levitt
                    American International Group, Inc.
                    70 Pine Street, 31st Floor
                    New York, New York  10270

                    Telephone: (212) 770-7075
                    Facsimile: (212) 344-6271

                    CONSENTING HOLDER:

                    WAYLAND INVESTMENT FUND, LLC,

                    By: CSFC Wayland Advisors, Inc., its Manager


                    By: /s/ Patrick J. Halloran
                    Name:
                    Title:
                    12700 Whitewater Drive
                    Minnetonka, Minnesota 55343
                    Attn: Patrick J. Halloran

                    Telephone: (612) 984-3048
                    Facsimile: (612) 984-3913

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                    CONSENTING HOLDER:

                    Putnam Fiduciary Trust Company on behalf of the
                       following holder of Notes: Putnam High Yield
                       Managed Trust


                    By: /s/ John R. Verani
                    Name: John R. Verani
                    Title: Senior Vice President

                    C/O Corporate Actions Dept.
                    Putnam Investments
                    25 Braintree Hill Office Park
                    Mailstop H-1-D
                    Braintree, MA 02184
                    Attention Rob Tulipani

                    Telephone: (617) 760-6385
                    Facsimile: (617) 760-5461


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                    CONSENTING HOLDER:

                    The Putnam Advisory Company, Inc. on behalf of the
                       following holders of Notes: Strategic Global Fund-High Yield Fixed Income (Putnam) Fund; and Putnam
                       CBO II, Limited:


                    By: /s/ John R. Verani
                    Name: John R. Verani
                    Title: Senior Vice President

                    C/O Corporate Actions Dept.
                    Putnam Investments
                    25 Braintree Hill Office Park
                    Mailstop H-1-D
                    Braintree, MA 02184
                    Attention Rob Tulipani

                    Telephone: (617) 760-6385
                    Facsimile: (617) 760-5461


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                    CONSENTING HOLDER:

                    Putnam Investment Management, Inc. on behalf of the
                         following holders of Notes: Putnam High Yield Trust; Putnam High Yield Advantage Trust; Putnam Variable Trust-Putnam VT Income Fund; Putnam Variable Trust-Putnam VT Global Asset Allocation Fund; Putnam Master Income Trust; Putnam Premier Income Trust; Putnam Master Intermediate Income Trust; Putnam Diversified Income Trust; Putnam Asset Allocation Funds-Growth Portfolio; Putnam Asset Allocation Funds-Conservative Portfolio; Putnam Funds Trust-Putnam High Yield Trust II; Travelers Series Fund Inc.-Putnam Diversified Income Portfolio; and Lincoln National Global Asset Allocation Fund, Inc.:


                    By: /s/ John R. Verani
                    Name: John R. Verani
                    Title: Senior Vice President

                    C/O Corporate Actions Dept.
                    Putnam Investments
                    25 Braintree Hill Office Park
                    Mailstop H-1-D
                    Braintree, MA 02184
                    Attention Rob Tulipani

                    Telephone: (617) 760-6385
                    Facsimile: (617) 760-5461



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